UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania 17402
(Address of Principal Executive Offices)

717-757-7660
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01        Regulation FD Disclosure.

The Bon-Ton Stores, Inc. (the “Company”) has engaged in discussions, pursuant to a non-disclosure agreement, with certain noteholders under the indenture governing the 8.00% Second Lien Senior Secured Notes due 2021 issued by The Bon-Ton Department Stores, Inc., a wholly owned subsidiary of the Company, and guaranteed by the Company and its other direct and indirect subsidiaries, regarding potential restructuring alternatives.  During the course of those discussions, and subject to the non-disclosure agreement, the Company shared certain confidential information with certain noteholders.  The Company is obligated to disclose such confidential information (the “Cleansing Materials”) pursuant to the terms of the non-disclosure agreement.  A copy of the Cleansing Materials is attached hereto as Exhibit 99.1.

The Company has not yet reached an agreement on mutually acceptable terms and conditions with the noteholders party to the non-disclosure agreement with the Company regarding a potential restructuring transaction.  There are no assurances that the Company and such noteholders will come to an agreement on the terms of a restructuring transaction.  In accordance with the terms of the non-disclosure agreement that the Company entered into with such noteholders, the Company agreed to publicly disclose the material terms of the potential restructuring transaction being negotiated with such noteholders.  In connection therewith, the Cleansing Materials include the material terms of a potential restructuring transaction. The previously announced Forbearance Agreement between the Company and certain noteholders expired on January 26, 2018 in accordance with its terms.

The information set forth under this Item 7.01, including the Cleansing Materials attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Cleansing Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

By:	/s/ Michael G. Culhane
Michael G. Culhane
Executive Vice President – Chief Financial Officer

Dated: January 29, 2018